Inventory	12 Months Ended
Dec. 31, 2012
Inventory Disclosure [Abstract]
Inventory
Inventory
Inventory at December 31, 2011 and 2012 was as follows (in thousands):

	2011	2012
Refined petroleum products	$127,999	$88,630
Liquefied petroleum gases	55,490	45,657
Transmix	60,251	63,026
Crude oil	8,065	17,443
Additives	7,055	7,132
Total inventory	$258,860	$221,888

During 2012, in conjunction with our Crane-to-Houston pipeline reversal project, we discontinued our linefill management and product marketing activities on this section of our system. The associated linefill products we held title to were either sold or transferred to our other pipelines to fulfill product shortage positions on those systems. The decrease in the inventory balance between December 31, 2011 and 2012 was primarily attributable to these product sales and transfers.